UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2013

COMPASS DIVERSIFIED HOLDINGS

(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Sixty One Wilton Road

Second Floor

Westport, CT 06880

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Condition.

Fox Factory Holding Corp. (“Fox”), a subsidiary of Compass Group Diversified Holdings LLC and Compass Diversified Holdings (NYSE: CODI), today filed with the Securities and Exchange Commission Amendment No. 2 to its registration statement on Form S-1 (the “Amendment”). The Amendment contains a section entitled “Prospectus Summary – Recent Developments” (the “Recent Developments Section”), which discloses selected preliminary, unaudited consolidated financial data of Fox as of June 30, 2013 and for the three months ended June 30, 2013.

As such financial data include a financial measure that is not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), the Recent Developments Section cross-references another section entitled “Summary consolidated financial data – Non-GAAP financial measures” (the “Cross-Referenced Section”) for a definition of, and reasons to include, such non-GAAP measure.

From time to time we may publicly disclose certain “non-GAAP” financial measures in the course of our investor presentations, earnings releases, earnings conference calls or other venues. A non-GAAP financial measure is a numerical measure of historical or future performance, financial position or cash flow that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements, and vice versa for measures that include amounts, or are subject to adjustments that effectively include amounts, that are excluded from the most directly comparable measure as calculated and presented.

Non-GAAP financial measures are provided as additional information to investors in order to provide them with an alternative method for assessing our financial condition and operating results. These measures are not meant to be a substitute for GAAP, and may be different from or otherwise inconsistent with non-GAAP financial measures used by other companies.

A copy of the Recent Developments Section is furnished with this report as Exhibit 99.1. The relevant portion of the Cross-Referenced Section is also furnished with this report as Exhibit 99.2.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Section entitled “Prospectus Summary – Recent Developments” contained in Amendment No. 2 to Form S-1 filed by Fox Factory Holding Corp. with the Securities and Exchange Commission on July 25, 2013

99.2	Excerpt of the section entitled “Summary consolidated financial data – Non-GAAP financial measures” contained in Amendment No. 2 to Form S-1 filed by Fox Factory Holding Corp. with the Securities and Exchange Commission on July 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2013	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ James J. Bottiglieri

James J. Bottiglieri
Regular Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2013	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ James J. Bottiglieri

James J. Bottiglieri
Chief Financial Officer